Exhibit 99.1

1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 7, 2006

Rig Name	WD	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500’	GOM	Contracted	Noble	one year term + option	low 270’s	mid April 2006	mid April 2007	LOI for two-year term in mid 350’s beginning mid-April 2007 and ending mid-April 2009. Available; actively marketing.
Ocean Star	5,500’	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Oct. 2006	One-year term extension with Kerr-McGee, plus option,** in mid 380’s beginning mid Oct. 2006 and ending mid Oct. 2007. Available; actively marketing.
Ocean America	5,500’	GOM	Contracted	Mariner	Mariner one year term	low 230’s	mid April 2006	mid April 2007	One year extension from Mariner in low 400’s beginning mid April 2007 and ending mid April 2008. Available; actively marketing.
Ocean Valiant	5,500’	GOM	Contracted	Kerr-McGee	one year term	low 300’s	mid Mar. 2006	mid Mar. 2007	One-year term extension with Kerr-McGee, plus option,** in mid 390’s beginning mid Mar. 2007 and ending mid Mar. 2008. Available; actively marketing.
Ocean Victory	5,500’	GOM	Contracted	Murphy	one year term	mid 200’s	early Dec. 2005	early Dec. 2006	Two-year term extension with Murphy in mid 320’s beginning early Dec. 2006 and ending early Dec. 2008. Available; actively marketing.
Ocean Baroness	7,000’	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	late Dec. 2006	Three-year term extension with Amerada Hess, plus option,** in mid 360’s beginning late Dec. 2006 and ending late Dec. 2009. Available; actively marketing.
Ocean Confidence	7,500’	GOM	Contracted	BP	two year term plus option	low 280’s	early Jan. 2006	early Jan. 2008	Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (6)
Ocean New Era	1,500’	GOM	Contracted	Apache	two wells	mid 250’s	mid July 2006	mid Aug. 2006
Three wells with W&T Offshore in low 250’s beginning mid Aug. and ending mid Nov. 2006; followed by remainder of 225 day term with Walter in mid 130’s beginning mid-Nov. 2006 and ending mid-Feb. 2007 Available; actively marketing.

Ocean Whittington	1,500’	GOM	DODI	-	Survey and Maintenance	-	-	-
Special survey and maintenance approximately 150-180 days beginning in mid July 2006 and ending in late Jan. 2007; followed by LOI for 18-month international term in mid 290’s beginning late Feb. 2007 and ending late Aug. 2008. Available; actively marketing.

Ocean Voyager	2,000’	GOM	Contracted	Hess	two wells	mid 120’s	mid June 2006	mid Aug. 2006
One assignment well from Hess to Marathon in low 300’s beginning mid Aug. and ending mid Oct. One well with Walter in low 80’s (transferred from prior Lexington contract) beginning mid Oct. and ending mid Nov. 2006. Available; actively marketing.

Ocean Concord	2,200’	GOM	Contracted	Kerr-McGee	one well	mid 90’s	late June 2006	early Sept. 2006
One well with Pogo (moved from Lexington) in low 200s beginning in early Sept. and ending in early Oct.; followed by remainder of 90-day term extension with Tana in low 130’s; followed by new 90-day term extension with Tana, plus option,** in low 170’s beginning early Dec. and ending early Mar. 2007. Available; actively marketing.

Ocean Lexington	2,200’	GOM	Contracted	Walter	one well	low 60’s	late Mar. 2006	late Aug. 2006	Approximately 30-day prep in mid 260’s followed by approximately 75-day fully-paid mobe to Egypt for 36-month term with BP in mid 260’s ending late Aug. 2009. Available; actively marketing.
Ocean Saratoga	2,200’	GOM	DODI	-	Survey and Maintenance	-	-	-
Special survey and maintenance (approximately 160 days) beginning late July and ending mid Jan. 2007; followed by six-month extension, plus option,** in low 120’s with LLOG beginning mid Jan. 2007 and ending mid June 2007. Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 7, 2006

Rig Name	WD	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information**
Domestic Jackups (10)
Ocean Crusader	200’ MC	GOM	Contracted	Walter	three wells	low 80’s	mid May 2006	mid Oct. 2006	Available; actively marketing.
Ocean Drake	200’ MC	GOM	Contracted	Chevron	term contract	mid 100’s	late June 2006	mid Oct. 2006	Indexed term contract. Six-month term extension plus option beginning mid Oct. 2006 and ending late Mar. 2007. Available; actively marketing.
Ocean Champion	250’ IC	GOM	Contracted	Apache	two wells	mid 100’s	late May 2006	late Oct. 2006	One well extension with Apache in mid 100’s beginning late Oct. and ending mid Jan. 2007. Available; actively marketing.
Ocean Columbia	250’ IC	GOM	Contracted	Newfield	six month term + opt	low 100’s	early Feb. 2006	early Aug. 2006	One year term extension with Newfield in the low 120’s beginning early Aug. 2006 and ending early Aug. 2007. Available; actively marketing.
Ocean Spartan	300’ IC	GOM	Contracted	Hunt	three wells	mid 100’s	early July 2006	mid Sept. 2006	Available; actively marketing.
Ocean King	300’ IC	GOM	Contracted	El Paso	one year term	mid 110’s	early Mar. 2006	early Mar. 2007	Available; actively marketing.
Ocean Nugget	300’ IC	GOM	DODI	-	prep and mobe	-	-	-	912-day term with Pemex in high 160’s beginning mid Sept. 2006 and ending early Mar. 2009. Available; actively marketing.
Ocean Summit	300’ IC	GOM	Contracted	Chevron	six month term + opt	low 100’s	mid Feb. 2006	late Aug. 2006	Approximately 32-day survey rescheduled to begin late Aug. Available; actively marketing.
Ocean Titan	350’ IC	GOM	Contracted	Dominion	six month term	high 70’s	early Feb. 2006	late Oct. 2006	Available; actively marketing.
Ocean Tower	350’ IC	GOM	Contracted	Chevron	two year term extension + option	mid 160’s	late April 2006	late April 2008	Indexed rate with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.
International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available; actively marketing.
Ocean Worker	3,500’	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007
Approximately 30-day survey and prep beginning late July 2007 and ending late Aug. 2007; followed by LOI for six-month international term in the low $450’s plus mobe/demobe beginning late Aug. 2007 and ending late Mar. 2008. Available; actively marketing.

Ocean Yorktown	2,850’	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available; actively marketing.
NORTH SEA
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	one year	high 150’s	early Feb. 2006	early Feb. 2007
18-month extension with Talisman in mid 280’s beginning early Feb. 2007 and ending early Aug. 2008; followed by LOI for two-year term in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.

Ocean Guardian	1,500’	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late Mar. 2007	Available; actively marketing.
Ocean Princess	1,500’	North Sea	DODI	-	UWILD and Maintenance	-	-	-
Approximately 45-day UWILD survey and maintenance beginning early July 2006 and ending mid Aug. 2006; followed by two-year term extension with Talisman in mid 330’s beginning late Jan. 2008 and ending late Jan. 2010. Available; actively marketing.

Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	low 140’s	late May 2005	mid Oct. 2006	Two six-month options with Statoil exercised in mid 160’s beginning mid Oct. 2006 and ending mid Oct. 2007. One six-month option priced in mid 160’s remains. Available; actively marketing.

3	DIAMOND OFFSHORE DRILING, INC. RIG STATUS REPORT AS OF August 7, 2006

Rig Name	WD	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information**
AUSTRALASIA
Ocean Bounty	1,500’	Australia	Contracted	Santos	two wells	mid 90’s	late June 2006	early Sept. 2006
Four wells in high 90’s with Woodside beginning early Sept. 2006 and ending early Mar. 2007; followed by four well extension in low 100’s beginning early Mar. 2007 and ending late Sept. 2007; followed by one-year term with Woodside in low 350’s beginning late Sept. 2007 and ending late Oct. 2008. Available; actively marketing.

Ocean Patriot	1,500’	Australia	Contracted	Nexus	one assignment well from Apache	mid 80’s	mid July 2006	mid Sept. 2006
One well with Tap Oil in upper 70’s beginning mid Sept. and ending late Oct. 2006; followed by last option well exercised with Anzon in low 350’s beginning late Oct. 2006 and ending late Nov. 2006; followed by four wells, plus option,** with NZOP in low 100’s, beginning late Nov. 2006 and ending mid May 2007; followed by LOI for one-year term in mid 370’s beginning in mid May 2007 and ending in mid May 2008. Available; actively marketing.

Ocean Epoch	1,640’	Malaysia	Contracted	Shell	term program	mid 220’s	early April 2006	early Nov. 2006	12-well program with Shell in Australia in mid 220’s beginning early Nov. 2006 and ending early Dec. 2007. Available; actively marketing.
Ocean General	1,640’	Vietnam	Contracted	Premier	one well	high 70’s	late April	early Sept. 2006
One extension well with Premier in mid 150’s beginning early Sept. and ending mid Oct.; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning mid Oct. and ending mid Nov. 2006; followed by approximately two-week survey and maintenance beginning mid Nov. 2006 and ending late Nov. 2006; followed by three wells with Inpex in Indonesia in mid 130’s beginning late Nov. 2006 and ending mid June 2007; followed by two additional wells with Inpex in mid 170’s beginning mid June 2007 and ending mid Aug. 2007; followed by two additional assignment wells from Inpex with Total in mid 170’s beginning mid Aug. and ending early Oct. 2007. Available; actively marketing.

Ocean Rover	7,000’	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.
BRAZIL
Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Approximately 34-day UWILD survey and maintenance in Q3 2006. Available.
Ocean Winner	3,500’	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.
Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.
International Jackups (3)
Ocean Spur	300’ IC	Tunisia	Contracted	Soco Tunisia	one year term	mid 120’s	mid March 2006	mid March 2007	LOI for 180-day term in mid 160’s in Egypt beginning mid Mar. 2007 and ending mid Sept. 2007. Available; actively marketing.
Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	one well	mid 80’s	late July	late Sept
Paid prep for Kodeco in mid 80’s beginning late July and ending mid Aug.; followed by approximately 18-day survey beginning mid Aug. and ending early Sept.; followed by one well beginning early Sept. and ending late Sept.; followed by 18-month term with Kodeco in mid 90’s beginning late Sept. 2006 and ending mid-Mar. 2008. Available; actively marketing.

Ocean Heritage	300’ IC	Qatar	Contracted	Maersk	one year term	low 140’s	early May 2006	mid June 2007	Program to include approximately 45 day special survey and maintenance beginning early Oct. 2006 and ending mid Nov. 2006. Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF August 7, 2006

Rig Name	WD	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information**
Upgrade (2)
Ocean Endeavor	2,000’	Shipyard	Upgrading	DODI	-	-	-	-
Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by four year term with Devon in low 250’s. Available; actively marketing.

Ocean Monarch	2,200’	GOM	Mobing to Singapore	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning, fourth quarter 2008. Available; actively marketing.
Rigs Under Construction (2)
Ocean Shield	350’ IC	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350’ IC	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:
*	Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.

**	An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days.
Not all surveys beginning after 12-31-06 are shown. GOM = Gulf of Mexico
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget, “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statement include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.